UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2013

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 31, 2013, MasterCard Incorporated (“MasterCard”) issued a press release announcing financial results for its third quarter ended September 30, 2013.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Non-GAAP Financial Information

In the attached press release, MasterCard discloses the following non-GAAP financial measures:

•

Total operating expenses, operating income, net income and earnings per diluted share presented on a pro forma basis giving effect to the exclusion of an incremental charge related to the U.S. merchant litigations accrued during the nine month period ended September 30, 2012. MasterCard excluded this item because MasterCard’s management monitors material litigation settlements separately from ongoing operations and evaluates ongoing performance without these amounts. MasterCard’s management believes that the non-GAAP financial measure presented facilitates an understanding of MasterCard’s operating performance and meaningful comparison of its results between periods.

•

Effective tax rate presented on a pro forma basis giving effect to the exclusion of income tax benefits associated with the incremental charge related to the U.S. merchant litigations during the nine months ended September 30, 2012. MasterCard’s management believes that the non-GAAP financial measure presented facilitates an understanding of MasterCard’s operating performance and meaningful comparison of its results between periods.

•

Presentation of growth rates adjusted for currency. Due to the impact of foreign currency rate fluctuations on reported results, MasterCard’s management believes the presentation of certain growth rates adjusted for currency, calculated by remeasuring the prior period’s results using the current period’s exchange rates, provides relevant information.

MasterCard’s management uses non-GAAP financial measures to, among other things, evaluate its ongoing operations in relation to historical results, for internal planning and forecasting purposes and in the calculation of performance-based compensation.

Pursuant to the requirements of Regulation S-K, the attached press release includes reconciliations of the requisite non-GAAP financial measures to the most directly comparable GAAP financial measures. The presentation of non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s related financial results prepared in accordance with GAAP.

Item 7.01 Regulation FD Disclosure

On October 31, 2013, MasterCard will host a conference call to discuss its financial results for its third quarter ended September 30, 2013. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2. All information in the presentation is furnished but not filed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release issued by MasterCard Incorporated, dated October 31, 2013.

99.2	Presentation of MasterCard Incorporated, dated October 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: October 31, 2013	By	/s/ Bart S. Goldstein
Bart S. Goldstein
Corporate Secretary and Senior Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release issued by MasterCard Incorporated, dated October 31, 2013.

99.2	Presentation of MasterCard Incorporated, dated October 31, 2013.

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